                                                                    Exhibit 10.1

                             PLAYTEX PRODUCTS, INC.

                       THIRD AMENDMENT TO CREDIT AGREEMENT


            This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 15, 2000, and entered into by and among Playtex Products, Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), DLJ Capital Funding, Inc., as the Syndication Agent for Lenders ("SYNDICATION AGENT"), and Wells Fargo Bank, N.A., as administrative agent for the Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of July 21, 1997, as amended by a First Amendment dated as of January 28, 1998 and a Second Amendment dated as of June 30, 1999 (as so amended, the "CREDIT AGREEMENT"), by and among the Borrower, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, the Borrower has requested Lenders to amend certain financial covenants and in connection therewith has agreed to increase the interest rates provided for herein and in connection therewith to make other related amendments as set forth below;

            WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lenders are willing to agree to such amendments.

            NOW, THEREFORE, in consideration of the premises and the agreements, covenants and other provisions herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 AMENDMENTS TO SECTION 1: DEFINITIONS

            A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "`CONSOLIDATED SENIOR SECURED INDEBTEDNESS': of any Person, as of the date of determination, all Indebtedness hereunder and under the Notes and all other Indebtedness of such Person and its Subsidiaries which other Indebtedness is not subordinated to any other Indebtedness and which other Indebtedness is secured by a Lien on any asset of such Person or any of its Subsidiaries.

            `SENIOR SECURED DEBT RATIO': with respect to any Test Period, the ratio of (i) Consolidated Senior Secured Indebtedness of the Borrower on the last day of such Test Period MINUS (x) up to $30,000,000 in aggregate principal amount of

            Working Capital Revolving Credit Loans which constitute seasonal borrowings outstanding on the last day of such Test Period, as reduced by the aggregate amount of Unrestricted Cash held by the Borrower on the last day of such Test Period MINUS (y) without duplication, the aggregate amount of Unrestricted Cash held by the Borrower on the last day of such Test Period to (ii) Consolidated EBITDA for such Test Period.

            `THIRD AMENDMENT': the Third Amendment to Credit Agreement dated as of December 15, 2000, by and among the Borrower, Lenders, Syndication Agent and Administrative Agent.

            `THIRD AMENDMENT EFFECTIVE DATE': December 15, 2000, PROVIDED that the conditions precedent to the effectiveness of the Third Amendment as set forth in Section 2 thereof shall have been satisfied on or prior to such date."

            B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable ABR Margin" therefrom and by substituting the following therefor:

            "`APPLICABLE ABR MARGIN': as of any date of determination, a percentage per annum determined by the Funded Debt Ratio set forth on the most recent Level Determination Certificate as shown below:

            I. PRIOR TO THIRD AMENDMENT EFFECTIVE DATE:

            FUNDED DEBT RATIO                                    ABR MARGIN
            -----------------                                    ----------
            Greater than 5.25:1.0                                  0.25%
            Less than or equal to 5.25:1.0                         0.00%

            II. ON OR AFTER THE THIRD AMENDMENT EFFECTIVE DATE:

            FUNDED DEBT RATIO                                    ABR MARGIN
            -----------------                                    ----------
            Greater than 5.25:1.0                                  1.00%
            Less than or equal to 5.25:1.0                         0.75%

            ; PROVIDED that in the event that any of Borrower's debt ratings are lowered by either of Standard & Poor's Ratings Group or Moody's Investor Service, Inc. from those in effect on the Third Amendment Effective Date, each of the percentages set forth above for the ABR Margin shall be increased, effective as of the date such change in ratings is announced, by an additional 0.25% per annum; PROVIDED further that in the event that any, or if both such ratings services lowered Borrower's debt ratings all, of such lowered debt ratings are thereafter raised to ratings which are not less than those in effect on the Third Amendment Effective Date, the percentages set forth above for the ABR Margin shall again be in effect without regard to such 0.25% per annum increase, such change to be effective as of the date Borrower's debt ratings are not less than those in effect on the Third Amendment Effective Date."

            C. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable Eurodollar Margin" therefrom and by substituting the following therefor:

            "`APPLICABLE EURODOLLAR MARGIN': as of any date of determination, a percentage per annum determined by the Funded Debt Ratio set forth on the most recent Level Determination Certificate as shown below:

            I. PRIOR TO THIRD AMENDMENT EFFECTIVE DATE:

            FUNDED DEBT RATIO                                EURODOLLAR MARGIN
            -----------------                                -----------------
            Greater than 5.25:1.0                                  1.50%
            Greater than 4.5:1.0 and less than or equal to         1.25%
            5.25:1.0
            Greater than 4.0:1.0 and less than or equal to         1.00%
            4.5:1.0
            Less than or equal to 4.0:1.0                          0.75%

            II. ON OR AFTER THE THIRD AMENDMENT EFFECTIVE DATE:

            FUNDED DEBT RATIO                                EURODOLLAR MARGIN
            -----------------                                -----------------
            Greater than 5.25:1.0                                  2.25%
            Greater than 4.5:1.0 and less than or equal to         2.00%
            5.25:1.0
            Greater than 4.0:1.0 and less than or equal to         1.75%
            4.5:1.0
            Less than or equal to 4.0:1.0                          1.50%

            ; PROVIDED that in the event that any of Borrower's debt ratings are lowered by either of Standard & Poor's Ratings Group or Moody's Investors Service, Inc. from those in effect on the Third Amendment Effective Date, each of the percentages set forth above for the Eurodollar Margin shall be increased, effective as of the date such change in ratings is announced, by an additional 0.25% per annum; PROVIDED further that in the event that any, or if both such ratings services lowered Borrower's debt ratings all, of such lowered debt ratings are thereafter raised to ratings which are not less than those in effect on the Third Amendment

            Effective Date, the percentages set forth above for the Eurodollar Margin shall again be in effect without regard to such 0.25% per annum increase, such change to be effective as of the date Borrower's debt ratings are not less than those in effect on the Third Amendment Effective Date."

            1.2 AMENDMENTS TO SECTION 10: NEGATIVE COVENANTS

            A. Subsection 10.1(a) of the Credit Agreement is hereby amended by deleting from the table contained therein the information from December 31, 2000, through to the end and by substituting the following therefor:

            "December 31, 2000            1.80 to 1.00

            March 31, 2001                1.80 to 1.00
            June 30, 2001                 1.80 to 1.00
            September 30, 2001            1.85 to 1.00
            December 31, 2001             1.95 to 1.00

            March 31, 2002                2.00 to 1.00
            June 30, 2002                 2.05 to 1.00
            September 30, 2002            2.15 to 1.00
            December 31, 2002             2.20 to 1.00

            March 31, 2003                2.30 to 1.00
            June 30, 2003                 2.35 to 1.00
            September 30, 2003            2.35 to 1.00"

            B. Subsection 10.1(b) of the Credit Agreement is hereby amended by deleting from the table contained therein the information from December 31, 2000, through to the end and by substituting the following therefor:

            "December 31, 2000            5.25 to 1.00

            March 31, 2001                5.25 to 1.00
            June 30, 2001                 5.25 to 1.00
            September 30, 2001            5.15 to 1.00
            December 31, 2001             4.95 to 1.00

            March 31, 2002                4.85 to 1.00
            June 30, 2002                 4.60 to 1.00
            September 30, 2002            4.40 to 1.00
            December 31, 2002             4.40 to 1.00

            March 31, 2003                4.25 to 1.00
            June 30, 2003                 4.25 to 1.00
            September 30, 2003            4.25 to 1.00"

            C. Subsection 10.1 of the Credit Agreement is hereby further amended by adding at the end thereof a new subsection 10.1(c) as follows:

            "(c) SENIOR SECURED DEBT RATIO. Permit for any period of four consecutive fiscal quarters ending on or about any "Test Date" set forth below the Senior Secured Debt Ratio to be greater than the ratio set forth opposite such period below:

            TEST DATE                     SENIOR FUNDED DEBT RATIO
            ---------                     ------------------------
            December 31, 2000                   2.25 to 1.00

            March 31, 2001                      2.25 to 1.00
            June 30, 2001                       2.25 to 1.00
            September 30, 2001                  1.95 to 1.00
            December 31, 2001                   1.90 to 1.00

            March 31, 2002                      1.85 to 1.00
            June 30, 2002                       1.75 to 1.00
            September 30, 2002                  1.50 to 1.00
            December 31, 2002                   1.45 to 1.00

            March 31, 2003                      1.40 to 1.00
            June 30, 2003                       1.25 to 1.00
            September 30, 2003                  1.25 to 1.00"

            SECTION 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (such date of satisfaction being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

            A. On or before the Third Amendment Effective Date, the Borrower shall deliver to Lenders (or to the Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to the Borrower, each, unless otherwise noted, dated the Third Amendment Effective Date:

                  1. Signature and incumbency certificates of its officers executing this Amendment; and

                  2. This Amendment executed by the Borrower and the Credit Support Parties.

            B. On or before the Third Amendment Effective Date, Required Lenders shall have delivered to Administrative Agent originally executed copies of this Amendment.

            C. On or before the Third Amendment Effective Date, Borrower shall pay to the Administrative Agent such fees as have been separately agreed upon by the Administrative

Agent, the Syndication Agent and the Borrower. After receipt of such fees from the Borrower, the Administrative Agent shall pay on the Third Amendment Effective Date to each Lender consenting to this Amendment on or prior to December 15, 2000, an amendment fee in an amount equal to 0.25% of the sum of such Lender's Term A Loans and Revolving Credit Commitments.

            D. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto not previously found acceptable by Agents and their counsel shall be reasonably satisfactory in form and substance to Agents and such counsel, and Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

            SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

            A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

            B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

            C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of Lenders); or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

            D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 7 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

            SECTION 4. ACKNOWLEDGEMENT AND CONSENT

            Each Subsidiary Guarantor is a party to the Subsidiaries Guarantee and the other Security Documents to which such Credit Support Parties are parties pursuant to which such Subsidiary Guarantor has (i) guaranteed the Borrower's obligations under the Loan Documents and (ii) created Liens in favor of Collateral Agent on certain Collateral to secure the obligations of such Subsidiary Guarantor under the Subsidiaries Guarantee. The Subsidiary Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Subsidiaries Guarantee and the other Security Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations" (as such term is defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" in respect of the Borrower now or hereafter existing under or in respect of the Amended Agreement defined therein.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

            SECTION 5. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Syndication Agent or the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 13.5 of the Credit Agreement, as amended, incurred by any of the Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

            C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
                                          PLAYTEX PRODUCTS, INC.


                                          By:   /s/ GLENN A. FORBES
                                                -----------------------------
                                          Title: EXECUTIVE VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER
                                                -----------------------------


CREDIT SUPPORT PARTIES:
                                          Playtex Investment Corp.
                                          Playtex International Corp.
                                          Playtex Manufacturing, Inc.
                                          Playtex Sales & Services, Inc.
                                          Sun Pharmaceuticals Corp.
                                          Smile-Tote, Inc.
                                          TH Marketing Corp.
                                          Personal Care Holdings, Inc.
                                          Personal Care Group, Inc.
                                          Carewell Industries, Inc.
                                          (for purposes of Section 4 only)
                                          as Credit Support Parties


                                          By:   /s/ GLENN A. FORBES
                                                -----------------------------
                                          Title:
                                                -----------------------------


LENDERS:
                                                -----------------------------



                                          By:
                                                -----------------------------
                                          Title:
                                                -----------------------------